UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive office)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

(a) On June 10, 2009, CB Richard Ellis Group, Inc. (the “Company”) issued a press release providing preliminary guidance with respect to the Company’s anticipated diluted earnings per share attributable to its shareholders, excluding one time items, for the second quarter of 2009. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 10, 2009, the Company issued a press release announcing that the Company’s wholly-owned subsidiary, CB Richard Ellis Services, Inc., intends to offer $400 million in aggregate principal amount of Senior Subordinated Notes due 2017 in a private placement, subject to market and other conditions. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) On November 10, 2008, the Company filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (the “Registration Statement”) (SEC File No. 333-155269) in connection with the sale from time to time by the Company or any selling securityholders of the Company of its Class A common stock, preferred stock or warrants to purchase any of the securities that may be sold thereunder. The Company is filing as (1) Exhibit 99.3 the form of Share Subscription Agreement between the Company and the party named therein (the “Share Subscription Agreement”) in connection with a direct placement of shares of its Class A common stock, (2) Exhibit 99.4 the form of engagement letter among the Company, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Engagement Letter”) in connection with such direct placement and (3) Exhibit 99.5 the form of Distribution Agreement between the Company and J.P. Morgan Securities Inc. in connection with an at-the-market program (the “Distribution Agreement”).

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the forms of Share Subscription Agreement, Engagement Letter and Distribution Agreement as exhibits to the Registration Statement and such forms of Share Subscription Agreement, Engagement Letter and Distribution Agreement are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces Preliminary Second Quarter 2009 Guidance.”

99.2	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces Offering of $400 million of Senior Subordinated Notes.”

Exhibit Number	Description
99.3	Form of Share Subscription Agreement between CB Richard Ellis Group, Inc. and the party named therein.

99.4	Form of Engagement Letter between CB Richard Ellis Group, Inc. and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.5	Form of Distribution Agreement between CB Richard Ellis Group, Inc. and J.P. Morgan Securities Inc.

Exhibits 99.3, 99.4 and 99.5 are being filed as exhibits to the Registration Statement on Form S-3 (SEC File No. 333-155269) and are hereby incorporated by reference therein.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to future operations and future financial performance of CB Richard Ellis Group, Inc., the proposed reclassification of certain financial statement items and the proposed sale of Common Stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in CB Richard Ellis Group, Inc.’s filings with the SEC. Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, CB Richard Ellis Group, Inc. expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If CB Richard Ellis Group, Inc. does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to CB Richard Ellis Group Inc.’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ Robert E. Sulentic
Robert E. Sulentic
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces Preliminary Second Quarter 2009 Guidance.”

99.2	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces Offering of $400 million of Senior Subordinated Notes.”

99.3	Form of Share Subscription Agreement between CB Richard Ellis Group, Inc. and the party named therein.

99.4	Form of Engagement Letter between CB Richard Ellis Group, Inc. and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.5	Form of Distribution Agreement between CB Richard Ellis Group, Inc. and J.P. Morgan Securities Inc.